EXHIBIT 99.2

Funds from Operations (“FFO”) and Adjusted FFO, which is FFO adjusted to account for cash inflows or outflows associated with the deferred energy accounts, are presented here because Sierra Pacific Resources (the “Company”) believes that these measures are useful to investors because the rating agencies use these measures when determining a company’s credit ratings.  The cost of the Company’s debt, the ability of the Company’s subsidiaries to pay dividends to the Company, and other capital and operational costs and expenses are impacted by the Company’s credit ratings.  The Company believes that net income is the most directly comparable GAAP measure to FFO.

Since FFO excludes certain items includable in net income, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP measures.  FFO is not necessarily an indication of the Company’s cash flow available to fund cash needs. Additionally, it should not be used as an alternative to net income when evaluating the Company’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Company’s liquidity or ability to make cash distributions or pay debt service.  The FFO presented by the Company may not be comparable to the FFO presented by other utility companies.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Resources
Funds From Operations (FFO)
	Six Months ended June 30,		Year Ended December 31,						LTM June 30,
	2008	2007	2007		2006		2005		2008

Net Income Applicable to Common Stock	$60,192	$41,361	$197,295		$277,451		$82,237		$216,126

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	126,411	115,911	235,532		228,875		214,662		246,032
Deferred taxes and deferred investment tax credit	88,346	31,661	79,337		136,026		41,609		136,022
AFUDC (Debt and Equity)	(44,310)	(23,887)	(57,776)		(35,345)		(45,013)		(78,199)
Reinstatement of deferred energy costs	-	-	-		(178,825)		-		-
Carrying charge on Lenzie plant	-	(16,080)	(16,080)		(33,440)		-		-
Reinstated interest on deferred energy	-	(11,076)	(11,076)		-		-		-
Gain on sale of investment	-	-	(1,369)		(62,927)		-		(1,369)
Other, net	(10,992)	15,782	23,679		24,650		(219)		(3,095)
Funds from Operations (Before Deferred Energy Costs)	219,647	153,672	449,542		356,465		293,276		515,517

Amortization of deferred energy costs - electric	106,821	88,482	246,907		166,821		188,221		265,246
Amortization of deferred energy costs - gas	(865)	638	701		6,234		1,446		(802)
Deferral of energy costs - electric plus terminated suppliers	(73,464)	30,941	51,311		(45,996)		(23,063)		(53,094)
Deferral of energy costs - gas	896	(638)	10,668		436		(2,519)		12,202
Payment to terminating supplier	-	-	-		(65,368)		-		-
Proceeds from claim on terminating supplier	-	-	-		41,365		-		-
Adjusted Funds from Operations	$253,035	$273,095	$759,129		$459,957		$457,361		$739,069

Long-term debt	$4,451,781	$4,291,833	$4,137,864		$4,001,542		$3,817,122		$4,451,781
Current maturities of long-term debt	10,298	109,092	110,285		8,348		58,909		10,298
Total Debt	$4,462,079	$4,400,925	$4,248,149		$4,009,890		$3,876,031		$4,462,079

Preferred Stock	$-	$-	$-		$-		$50,000		$-

Interest charges	$135,804	$140,286	$279,788		$311,088		$284,927		$275,306
AFUDC (Debt)	19,240	10,708	25,967		17,119		24,691		34,499
Adjusted Interest Expense	$155,044	$150,994	$305,755		$328,207		$309,618		$309,805

Total Debt/Funds from operations			9.45	x	11.25	x	13.22	x	8.66	x
Total Debt/Adjusted FFO			5.60	x	8.72	x	8.47	x	6.04	x
Funds from Operations Interest Coverage			2.47	x	2.09	x	1.95	x	2.66	x
Adjusted Funds From Operations Interest Coverage			3.48	x	2.40	x	2.48	x	3.39	x
Common Shareholders' Equity			$2,996,575		$2,622,297		$2,060,154		$3,024,027
Total Capitalization (including current maturities of long-term debt)			$7,244,724		$6,632,187		$5,986,185		$7,486,106
Total Debt/Total Capitalization			58.64%		60.46%		64.75%		59.60%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Nevada Power Company
Funds From Operations (FFO)
	Six Months ended June 30,		Year Ended December 31,						LTM June 30,
	2008	2007	2007		2006		2005		2008

Net Income	$41,146	$28,186	$165,694		$224,540		$132,734		$178,654
									-
Adjustments to reconcile net income to net cash from operating activities:									-
Depreciation and amortization	82,953	74,594	152,139		141,585		124,098		160,498
Deferred taxes and deferred investment tax credit	18,119	9,826	56,868		107,392		86,910		65,161
AFUDC (Debt and Equity)	(25,925)	(11,598)	(29,057)		(23,369)		(41,870)		(43,384)
Reinstatement of deferred energy costs	-	-	-		(178,825)		-		-
Carrying charge on Lenzie plant	-	(16,080)	(16,080)		(33,440)		-		-
Reinstated interest on deferred energy	-	(11,076)	(11,076)		-		-		-
Other, net	(8,562)	2,587	5,831		3,394		(7,433)		(5,318)
Funds from Operations (Before Deferred Energy Costs)	107,731	76,439	324,319		241,277		294,439		355,611

Amortization of deferred energy costs	88,210	64,747	203,213		120,499		131,471		226,676
Deferral of energy costs plus terminated suppliers	(54,895)	23,023	15,779		(46,086)		(31,219)		(62,139)
Payment to terminating supplier	-	-	-		(37,410)		-		-
Proceeds from claim on terminating supplier	-	-	-		26,391		-		-
Adjusted Funds from Operations	$141,046	$164,209	$543,311		$304,671		$394,691		$520,148

Long-term debt	$2,664,929	$2,655,630	$2,528,141		$2,380,139		$2,214,063		$2,664,929
Current maturities of long-term debt	8,636	7,449	8,642		5,948		6,509		8,636
Total Debt	$2,673,565	$2,663,079	$2,536,783		$2,386,087		$2,220,572		$2,673,565

Interest charges	$82,461	$88,260	$174,667		$176,612		$134,657		$168,868
AFUDC (Debt)	11,375	5,253	13,196		11,614		23,187		19,318
Adjusted Interest Expense	$93,836	$93,513	$187,863		$188,226		$157,844		$188,186

Total Debt/Funds from Operations			7.82	x	9.89	x	7.54	x	7.52	x
Total Debt/Adjusted FFO			4.67	x	7.83	x	5.63	x	5.14	x
Funds from Operations Interest Coverage			2.73	x	2.28	x	2.87	x	2.89	x
Adjusted Funds From Operations Interest Coverage			3.89	x	2.62	x	3.50	x	3.76	x
Common Shareholder's Equity			$2,376,740		$2,172,198		$1,762,089		$2,534,866
Total Capitalization (including current maturities of long-term debt)			$4,913,523		$4,558,285		$3,982,661		$5,208,431
Total Debt/Total Capitalization			51.63%		52.35%		55.76%		51.33%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Power Company
Funds From Operations (FFO)
	Six Months ended June 30,		Year Ended December 31,						LTM June 30,
	2008	2007	2007		2006		2005		2008

Net Income	$35,133	$31,976	$65,667		$57,709		$52,074		$68,824

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	43,458	41,317	83,393		87,279		90,569		85,534
Deferred taxes and deferred investment tax credit	10,537	(7,652)	(36,713)		(39,361)		209		(18,524)
AFUDC (Debt and Equity)	(18,385)	(12,289)	(28,719)		(11,976)		(3,143)		(34,815)
Other, net	2,235	13,216	14,577		16,935		318		3,596
Funds from Operations (Before Deferred Energy Costs)	72,978	66,568	98,205		110,586		140,027		104,615

Amortization of deferred energy costs - electric	18,611	23,735	43,694		46,322		56,750		38,570
Amortization of deferred energy costs - gas	(865)	638	701		6,234		1,446		(802)
Deferral of energy costs - electric plus terminated suppliers	(18,569)	7,918	35,532		90		8,156		9,045
Deferral of energy costs - gas	896	(638)	10,668		436		(2,519)		12,202
Payment to terminating supplier	-	-	-		(27,958)		-		-
Proceeds from claim on terminating supplier	-	-	-		14,974		-		-
Adjusted Funds from Operations	$73,051	$98,221	$188,800		$150,684		$203,860		$163,630

Long-term debt	$1,261,788	$1,085,764	$1,084,550		$1,070,858		$941,804		$1,261,788
Current maturities of long-term debt	1,662	101,643	101,643		2,400		52,400		1,662
Total Debt	$1,263,450	$1,187,407	$1,186,193		$1,073,258		$994,204		$1,263,450

Preferred Stock	$-	$-	$-		$-		$50,000		-

Interest charges	$32,466	$30,237	$60,735		$71,506		$69,067		$62,964
AFUDC (Debt)	7,865	5,455	12,771		5,505		1,504		15,181
Adjusted Interest Expense	$40,331	$35,692	$73,506		$77,011		$70,571		$78,145

Total Debt/Funds from Operations			12.08	x	9.71	x	7.10	x	12.08	x
Total Debt/Adjusted FFO			6.28	x	7.12	x	4.88	x	7.72	x
Funds from Operations Interest Coverage			2.34	x	2.44	x	2.98	x	2.34	x
Adjusted Funds From Operations Interest Coverage			3.57	x	2.96	x	3.89	x	3.09	x
Common Shareholder's Equity			$1,001,840		$884,737		$727,777		$998,221
Total Capitalization (including current maturities of long-term debt)			$2,188,033		$1,957,995		$1,771,981		$2,261,671
Total Debt/Total Capitalization			54.21%		54.81%		56.11%		55.86%